UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2005 (June 27, 2005)
Date of Report (Date of earliest event reported)

 COMPETITIVE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8696	36-2664428
(State or other jurisdiction of incorporation)	(Commission File Number )	(I.R.S. Employer Identification No.)

1960 Bronson Road, Fairfield, Connecticut    06824
       (Address of principal executive offices)     (Zip Code)

(203) 255-6044
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On June 27, 2005, Competitive Technologies, Inc. (“CTT”) announced that it had reached a settlement with Wil Jacques, its former VP Marketing & Technology Commercialization in regard to his OSHA claim against CTT; and, that the settlement has been approved by the Administrative Law Judge presiding over the case. The terms of the settlement agreement, which provide for a complete resolution of all disputes between the parties, are confidential.

A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(c)	Exhibits.

Exhibit No.  Description

Exhibit 99.1  Press release dated June 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPETITIVE TECHNOLOGIES, INC.

Date: June 30, 2005	By:	/s/ Michael D. Davidson
Name: Michael D. Davidson
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release dated June 27, 2005.